SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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                                 March 14, 2005

                Date of Report (Date of earliest event reported)

                            U.S. Energy Systems, Inc.
             (Exact name of registrant as specified in its charter)

  Delaware                        0-10238                         52-1216347
(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
Incorporation)

     One North Lexington Avenue
         White Plains, NY                                         10601
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (914) 993-6443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

      The information set forth under items 5.02 and 8.01 are incorporated by reference herein to the extent necessary to respond to item 1.01.

Section 3 - Securities Trading Markets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On March 15, 2005, we received a letter from Nasdaq advising that we would have an additional 180 days (i.e., until September 12, 2005) to regain compliance with Marketplace Rule 4310(c)(4) (i.e., minimum bid price) and that we would regain compliance if, by September 12, 2005, the bid price for our common stock closed at $1.00 per share or more for at least ten consecutive business days.

Section 5 - Corporate Governance and Management.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On March 14, 2004, the board of directors appointed Ronny Strauss to serve as a Class I director and to serve as a member of the audit committee, finance committee and the Special Committee (as defined below). Mr. Strauss was employed by Citicorp and its affiliates for 20 years in various capacities and has acted as a financial advisor to various companies.

      In accordance with our compensation policies with respect to newly elected or appointed members of the board, Mr. Strauss was granted a ten year option to acquire 40,000 shares of our common stock at an exercise price of $1.19 per share. In addition, as is the case with all directors who do not, directly or indirectly, have a material business relationship with us, he is generally entitled to an annual retainer of $20,000 and fees of $1,000 for each Board meeting attended and $750 for each committee meeting (other than the audit committee for which the fee is $1,000) attended in person or by telephone. Forty percent of these retainer and meeting fees are paid in the form of our restricted stock units.

Section 8 - Other Events.
Item 8.01 - Other Events.

      On March 14, 2004, the board selected five independent directors to serve on a special committee (the "Special Committee") to evaluate a potential combination with a private company in a related line of business. No assurance can be given that the special committee will recommend that this combination be pursued or that if pursued, will be completed.

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      These independent directors will be paid $10,000 (forty percent of which will be paid in the form of our restricted stock units) for such service and are not entitled to fees for participating in meetings of this committee.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       U.S. Energy Systems, Inc.


                                       By: /s/ Henry N. Schneider
                                           -------------------------------------
                                           Henry N. Schneider, Interim President

Dated: March 17, 2005